[GRAPHIC OMITTED][GRAPHIC OMITTED]



  PROSPECTUS                                                  December 3, 2001






                           Alpha Analytics Value Fund

                      1901 Avenue of the Stars, Suite 1100
                              Los Angeles, CA 90067


                                 FOR INFORMATION

                       Shareholder Services and Requests:

                      Toll Free: 877-ALPHA40 (877-257-4240)

                             www.AlphaAnalytics.com














THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                               RISK/RETURN SUMMARY
                                     page 3

                         COSTS OF INVESTING IN THE FUND
                                     page 5

                HOW TO BUY, SELL AND EXCHANGE SHARES IN THE FUND
                                     page 6

                                HOW TO BUY SHARES
                                     page 6

                               HOW TO SELL SHARES
                                     page 8

                             HOW TO EXCHANGE SHARES
                                     page 9

                               THE PRICE OF SHARES
                                     page 10

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                                     page 10

                             MANAGEMENT OF THE FUND
                                     page 10

                    HISTORICAL PERFORMANCE OF THE SUB-ADVISER
                                     page 11

                          INFORMATION ABOUT INVESTMENTS
                                     page 12

                              FINANCIAL HIGHLIGHTS
                                     page 13

                                 PRIVACY POLICY
                                     page 14

                              FOR MORE INFORMATION
                                     page 14



                               RISK/RETURN SUMMARY

Investment  Objective
     The investment objective of the Fund is long-term capital appreciation.

Principal   Strategies
     The Fund pursues a relative-value philosophy, investing in stocks of quality companies that are attractively priced relative to the market. The Fund invests primarily in common stocks of well established, relatively large U.S. companies (those with a market capitalization above $1 billion). The Fund's sub-adviser looks for financially strong companies:

*    Experiencing positive developments that the market has not yet recognized

*    Selling at historically low prices

*    Having seasoned management

*    Enjoying product or market advantages

     While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others, because the sub-adviser seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector or the telecommunications sector or both. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

Social Limitations on Companies Invested In:
     The Fund will not invest in companies

* that obtain more than 4% of their gross revenues from the manufacture of tobacco products, or

* companies that own directly more than a 4% interest in or operate nuclear power plants.

Principal Risks of Investing in the Fund

* Management Risk. The sub-adviser's value-oriented approach may fail to produce the intended results.

* Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

* Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

* Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

* Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, the Fund may have a greater concentration in technology companies and/or telecommunications companies, and significant weakness in either sector could result in significant losses to the Fund. Technology and telecommunications companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. It is likely that some of today's public companies that are benefiting from the growth of the Internet and other new technologies will not exist in the future. The price of these stocks is based on projections of future earnings and company growth. If a company does not perform as expected, the price of the stock could decline significantly. Many companies that seek to benefit from the new economy are currently operating at a loss and may never be profitable.

* Portfolio Turnover Risk. The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur higher brokerage commissions than those incurred by a fund with a lower portfolio turnover rate, and the higher turnover rate may result in the realization for federal tax purposes of more net capital gains, which may be ordinary income. These factors may negatively affect the Fund's performance.

* The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary, and you could lose money.

Is This Fund Right for You?
     The Fund may be suitable for:

*    Long-term investors seeking a fund with a value investment strategy

*    Investors willing to accept price fluctuations in their investment

*    Investors  who  can  tolerate  the  risks   associated  with  common  stock
     investments


How the fund has performed
     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[OBJECT OMITTED]



     During the period shown, the highest return for a quarter was 29.96% (4th quarter, 1999); and the lowest return was -7.05% (2nd quarter, 2000).

     *The Fund's year-to-date return as of September 30, 2001 was -5.76%.



Average Annual Total Returns for the Periods Ended  12/31/00:

                             One Year                      Since Inception1
                            ------------                 ----------------------
 The Fund                      5.75%                             24.56%
 S&P 500 Index                -9.10%                              4.88%




                         COSTS OF INVESTING IN THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
                                                               Alpha Analytics
                                                                  Value Fund
--------------------------------------------------------------------------------
Shareholder Fees
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering price).........................NONE
Maximum Deferred Sales Charge (Load) (as a
   percentage of original purchase price or
   redemption proceeds, whichever is less) .................................NONE
Maximum Sales Charge (Load) Imposed
   on Reinvested  Dividends and other Distributions.........................NONE
   Remption Fee (as a % of the amount redeemed)2...........................2.00%
   Exchange Fees ...........................................................NONE

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
   Management Fees ........................................................1.50%
   Distribution (12b-1) Fees ...............................................NONE
   Other Expenses .........................................................0.24%
   Total Annual Fund Operating Expenses ...................................1.74%
   Fee Waiver and Expense Reimbursement3 .................................0.44)%
                                                                         -------
Net Expenses
   (after fee waiver and expense reimbursement) ---------------------------1.30%

Expense Example
     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:

                1 Year           3 Years            5 Years           10 Years
                ------           -------            -------           --------

Value Fund       $132             $505                $903             $2,015


                          HOW TO BUY, SELL OR EXCHANGE
                               SHARES IN THE FUND

     The Fund and the transfer agent, Mutual Shareholder Services, LLC, can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

     Mail:                                                         Phone:
    ------                                                         ------
    Alpha Analytics Value Fund                                 (877) 257-4240
    c/o Mutual Shareholder Services,  LLC
    8869 Brecksville Road, Suite C
    Brecksville, OH  44141

     You may also buy or sell shares through a retirement account, an investment professional or other intermediary. If you invest through a retirement account, or an investment professional or other intermediary, the procedures for buying and selling shares of the fund may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker-dealer, investment professional or other intermediary.


                                HOW TO BUY SHARES
Initial Purchase.
The minimum initial investment for the Fund is $2,500 ($2,000 for an IRA or other tax-sheltered retirement plan; $1,000 if you elect to use the Automatic Investment Plan (see below)). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions, except as described below under "How To Sell Shares" - "Early Redemption Fee."

By Mail -You may make a direct initial investment by following these three steps:

1) Complete and sign the investment application form which accompanies this Prospectus (subject to the minimum amounts);

2)   Draft a check made payable to the `Alpha Analytics Value Fund';

3) Mail the application, check and any letter of instruction to the transfer agent at the mailing address listed below. If you prefer overnight delivery, use the overnight address listed below.

 Mail:                                    Overnight::
 ----                                      ----------
Alpha Analytics Value Fund                 Alpha Analytics Value Fund
c/o Mutual Shareholder Services, LLC.      c/o Mutual Shareholder Services, LLC.
8869 Brecksville Road, Suite C             8869 Brecksville Road, Suite C
Brecksville, OH  44141                     Brecksville, OH  44141


     Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

By Wire - You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at (877) 257-4240 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

                                    US Bank, N.A.
                    (425 Walnut Street, Cincinnati, OH 45202)
                                    ABA #0420-0001-3
                                    Account:  Alpha Analytics Value Fund
                           Acct #488-922-568
                                    For further credit to: ________________
                                              (write in shareholder name)
                           For Account # _____________________
                                      (write in shareholder account number)

     You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

     Additional Investments You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. The minimum subsequent investment is $250 ($100 for the Automatic Investment Plan). These minimums may be waived or reduced by the adviser for accounts participating in an automatic investment program, or for other reasons. Each additional purchase request must contain:

*        Your name;

*        Name of your account(s);

*        Account number(s);

*        Name of the Fund.

     Checks should be made payable to the `Alpha Analytics Value Fund' and sent to the addresses listed above. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the transfer agent.

Automatic Investment Option
     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly or bimonthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase or terminate this automatic investment program at any time.


Tax-Sheltered Retirement Plans
     Since the Fund is oriented to longer-term investments, shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including:

*    Individual retirement plans ("IRAs");

*    Simplified employee pensions ("SEPs");

*    SIMPLE plans;

*    401(k) plans;

*    Qualified corporate pension and profit sharing plans (for employees);

* Tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations);

*    Other qualified retirement plans.

     You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information
     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any Alpha Analytics fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any Alpha Analytics fund.


                               HOW TO SELL SHARES


     You may sell shares in the Fund by mail or telephone. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. You may receive the proceeds from the sale in the form of a check or federal wire transfer.

     For sales in excess of $50,000, the Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization.

     By Mail - Your request for a sale should be addressed to the Alpha Analytics Value Fund, c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141, and must include:

*        Your letter of instruction;

*        The Fund name;

*        Account number(s);

*        Account name(s);

*        The dollar amount or the number of shares you wish to sell.

     All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     By Telephone - To redeem or exchange shares by phone, you must first complete the normal telephone redemption and exchange section of the investment application. You may sell shares on any business day the New York Stock Exchange is open by calling the transfer agent at (877) 257-4240 before 4:00 p.m. Eastern time. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 will be deducted from sales proceeds.

     By using the telephone redemption and exchange privileges, a shareholder authorizes the Fund to act upon the instruction of any person by telephone it believes to be the shareholder. By telephone, the shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Fund and the transfer agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Fund may change, modify or terminate the telephone redemption or exchange privilege at any time.

     Early Redemption Fee. If you are selling shares held less than 90 days, the Fund may deduct a 2% redemption fee. This redemption fee does not go to the adviser, but to the Fund itself for the benefit of the remaining shareholders. This helps defray the transaction costs and other adverse impacts of short-term investments on the Fund's performance.

     A redemption fee will not be charged when shares of the Fund are exchanged for another Alpha Analytics fund; however, the 90-day holding period of the exchanged shares will be calculated from the exchange date. Solely for purposes of calculating the 90-day holding period, each fund uses the "first-in, first out" (FIFO) method. That is, the date of any redemption or exchange will be compared to the earliest purchase date. If this holding period is less than 90 days, the applicable fee will be assessed. The fee will be prorated if a portion of the shares being redeemed or exchanged has been held for more than 90 days. The fee is waived for:

* an account registered as either an IRA or a tax-qualified retirement plan on the books of the transfer agent, or an account registered on the books of certain other third parties that are authorized agents of the Fund; and

*    shares purchased with reinvested capital gain or dividend distributions.

     Additional Information. If you are not certain of the requirements for redemption, please call the transfer agent at (877) 257-4240. Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which normally may take up to 15 calendar days. Exchanges into another Alpha Analytics fund are, however, permitted without the 15-day waiting period. If the Fund has not yet collected payment for the shares you are selling, it may delay sending proceeds for up to eight business days or until it has collected payment.

     When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Fund.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may ask you to increase your balance if your account falls below $2,500. If it is still below $2,500 after 30 days, the Fund may close your account and send you the proceeds. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.


                             HOW TO EXCHANGE SHARES

     As a shareholder in the Fund, you may exchange shares valued at $1,000 or more for shares of any other Alpha Analytics fund. You may make an exchange by telephone or by written request.

     You may call the transfer agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account and mailed to the transfer agent.

     An exchange is made by selling shares of one fund and using the proceeds to buy shares of another fund, with the net asset value per share (NAV) for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.


     Before making an exchange, you should consider the investment objective of the fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the fund in which shares are being purchased before you make an exchange. The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60-days prior notice to the shareholders.

                               THE PRICE OF SHARES

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

     Requests to purchase, sell and exchange shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of long-term capital gains.

     TAXES. In general, selling shares of the Fund, as well as receiving distributions (whether reinvested or taken in cash), are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a taxable distribution.

     After the close of the calendar year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.


                             MANAGEMENT OF THE FUND

     AlphaAnalytics Investment Group, LLC, 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 serves as investment adviser to the Fund. The adviser was established in July 1998 and is controlled by Robert E. Gipson. Mr.Gipson is an attorney (of counsel at Gipson, Hoffman & Pancione), an officer of Corporate Management Group, Inc. (a business and financial consulting company) and serves as an officer or director of various public and non-public companies.

     The adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC, 2401 E. Second Avenue, #400, Denver, CO 80206 ("Cambiar") to serve as the sub-adviser of the Fund. Cambiar, a Delaware limited liability company, was formed in 2001. Cambiar provides investment management services to corporations, foundations, endowments, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of September 30, 2001, Cambiar Investors LLC had approximately $2.123 billion in assets under management. A committee at Cambiar makes the investment decisions of the Fund, which is primarily responsible for the day-to-day management of the Fund's portfolio. The adviser has agreed to pay Cambiar a sub-advisory fee equal to an annual average rate of 0.50% of the average daily net assets of the Fund.

     For the fiscal year ended July 31, 2001, the Fund paid the adviser a fee equal to 1.30% of its average daily net assets.


                             HISTORICAL PERFORMANCE
                               OF THE SUB-ADVISER

     The sub-adviser manages separate accounts that have the same investment objectives as the Fund. The sub-adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used in managing the Fund. A composite of the performance of these separate accounts is listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. All fees and expenses of the separate accounts were less than the operating expenses of the Fund. If the performance of the managed accounts were adjusted to reflect fees and expenses of the Fund, the composite's performance would have been lower.

     The sub-adviser calculated its performance using standards different than the SEC method. Had the sub-adviser calculated its performance using the SEC's methods, its results might have differed.

     The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the Fund. In addition, the performance of the Fund is reflected below beginning with the calendar-year ended December 31, 1999.



------------------------------------------------------------------------------------------------------------------------------------
         Calendar Year Ended                         The Fund          Cambiar        S&P 500 Index

------------------------------------------------------------------------------------------------------------------------------------
         1975 .....................                             N/A                              34.80%                    37.20%
         1976 .....................                             N/A                              32.40%                    23.80%
         1977 .....................                             N/A                              14.40%                   (7.20)%
         1978 .....................                             N/A                              22.50%                     6.60%
         1979 .....................                             N/A                              24.00%                    18.40%
         1980 .....................                             N/A                              25.50%                    32.40%
         1981 .....................                             N/A                               9.80%                   (4.90)%
         1982 .....................                             N/A                              33.30%                    21.60%
         1983 .....................                             N/A                              22.60%                    22.40%
         1984 .....................                             N/A                               2.90%                     6.10%
         1985 .....................                             N/A                              29.30%                    31.57%
         1986 .....................                             N/A                              23.67%                    18.21%
         1987 .....................                             N/A                                6.10%
5.17%
         1988 .....................                             N/A                              17.11%                    16.50%
         1989 .....................                             N/A                              23.23%                    31.43%
         1990 .....................                             N/A                               2.83%                   (3.19)%
         1991 .....................                             N/A                              31.51%                    30.55%
         1992 .....................                             N/A                               9.56%
7.68%
         1993 .....................                             N/A                              13.66%                     10.00%
         1994 .....................                             N/A                               1.00%
1.33%
         1995 .....................                             N/A                              33.54%                    37.50%
         1996 .....................                             N/A                              23.92%                    23.25%
         1997 .....................                             N/A                              33.69%                    33.36%
         1998 .....................                             N/A                              13.57%                    28.58%
         1999 .....................                           46.73%                             22.10%                    21.04%
         2000 .....................                            5.75%                              3.50%                  (9.10)%



------------------------------------------------------------------------------------------------------------------------------------
                             Summary of Performance

------------------------------------------------------------------------------------------------------------------------------------
                                                            The Fund               Cambiar                    S&P 500 Index

         Cumulative (1/1/75-12/31/00)  .................      N/A                  9403.06%                      4705.05%
         1-year period ended 12/31/00
                 (average annual) ......................     5.75%                   3.50%                        (9.10)%
         5-year period ended 12/31/00
                 (average annual) ......................      N/A                   18.91%                        18.38%
         10-year period ended 12/31/00
               (average annual) ........................      N/A                   18.04%                        17.40%
         26-Year average annual return
               (1/1/75-12/31/00) .......................      N/A                    19.14%                       16.06%
         Value of $1 invested during
                 (1/1/75-12/31/00) .....................      N/A                    $95.03                       $48.05


------------------------------------------------------------------------------------------------------------------------------------

<F1>

Notes:

1. The annualized return is calculated from monthly data, allowing for compounding. This method of calculating returns is different than the SEC standard, which may produce different results.

2. The cumulative return means that $1 invested in the account on January 1,1975 had grown to $95.03 by December 31, 2000.

3. The 26-year mean is the arithmetic average of the annual returns for the calendar years listed.

4. The S&P 500 Index is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the sub-adviser for the purpose of the composite performance numbers set forth above.

5. During the period shown (1/1/75-12/31/00), fees on the sub-adviser's individual accounts ranged from 0.25% to 2.0% (25 basis points to 200 basis points). The sub-adviser's returns presented above are net of the maximum fee of 2.0%. Net returns to investors vary depending on the management fee.


                          INFORMATION ABOUT INVESTMENTS

     In addition to its principal investment strategies, the Fund's portfolio may use the investment strategies described below. It may also employ investment practices that this Prospectus does not describe, such as investing in other equity securities, foreign securities, futures and options, short sales, repurchase agreements, when-issued and delayed-delivery securities, borrowing and other techniques. For information concerning these investment practices and their risks, you should read the Fund's Statement of Additional Information
(SAI).

     American Depositary  Receipts.  The Fund may invest up to 25% of its assets
in  foreign  equity  securities  by  purchasing   American  Depositary  Receipts
("ADRs").

     ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

GENERAL
     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

                              FINANCIAL HIGHLIGHTS

     The following tables are intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available upon request.



                                            For the year              For the year                   For the year
January 1, 1999(1)
                                                ended                     ended                        ended
                                            July 31, 2001              July 31, 2000                July 31, 1999
                                            -------------              -------------             ----------------






Net asset value, beginning of period .........  $  14.24                 $ 11.92                    $      10.00
                                                 ---------                 -------                    ------------

INCOME (LOSS) FROM
        INVESTMENT OPERATIONS:
Net investment income (loss) ..................     0.01                    (0.04)                          0.01
Net realized and unrealized gain
        (loss) on investments .................    1.84                     2.95                           1.91
                                                    ----                    -------                     ----------
Total from investment operations ..............    1.85                     2.91                           1.92

LESS DISTRIBUTIONS:
Dividends from net investment income ..........     0.00                    (0.01)                         0.00
Distribution from realized gains
        from security transactions ............    (2.41)                  (0.58)                          0.00

                                                  -------                  -------                      ----------
Total distributions ...........................    (2.41)                   ( 0.59)                        0.00
                                                 ------------------------------------------------------------------
Net asset value, end of period ................  $ 13.68                   $14.24                          11.92

                                                 ========                  =======                         ======

Total return ..................................   13.93%                    24.94%                         19.20%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $5,638                  $   4,549                   $     2,385
Ratio of expenses to average net assets,
        before reimbursement ..................     1.74%                     1.78%                       2.45% (2)
Ratio of expenses to average net assets,
        net of reimbursement ..................      1.30%                    1.30%                       1.30% (2)
Ratio of net investment income (loss) to
    average net assets, before reimbursement       (0.34)%                  (0.76)%                      (1.03)%(2)
Ratio of net investment income (loss) to
 average net assets, net of reimbursement          0.10%                    (0.27)%                        0.12%(2)
Portfolio turnover rate ........................   88.06%                   101.54%                        32.98
      32.98%

<F1>

----------------------------
(1)      Commencement of operations.
(2)      Ratios for this period of operations are annualized.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

* Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

* Information about your transactions with the Fund, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


INVESTMENT ADVISER                     INVESTMENT SUB-ADVISER
Alpha Analytics Investment Group, LLC  Cambiar Investors, LLC
1901 Avenue of the Stars, Suite 1100   2401 E. Second Ave. #400
Los Angeles, CA 90067                  Denver, CO  80206

LEGAL COUNSEL                          ADMINISTRATOR
Thompson Hine, LLP                     Mutual Shareholder Services, LLC
312 Walnut Street, 14th Floor          8869 Brecksville Road, Suite C
Cincinnati, Ohio 45202                 Brecksville, OH  44141

CUSTODIAN                              DISTRIBUTOR
U.S. Bank, N.A.                        Quasar Distributors, LLC
425 Walnut Street, M.L. 6118           615 East Michigan Street
Cincinnati, Ohio 45202                 Milwaukee, WI  53202

TRANSFER AGENT (ALL PURCHASES          INDEPENDENT AUDITORS
AND ALL REDEMPTION REQUESTS)           McCurdy & Associates CPA's, Inc.
Mutual Shareholder Services, LLC       27955 Clemens Road
8869 Brecksville Road, Suite C         Westlake, Ohio 44145
Brecksville, OH  44141




                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi- annual or annual fiscal-year end.

     Call the Fund toll free at (877) 257-4240 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act # 811-8061















                                 FOR INFORMATION
                       Shareholder Services and Requests:
                             Toll Free: 877-ALPHA40
                                 (877-257-4240)
                             www.AlphaAnalytics.com











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